Exhibit 99.1 Puget Energy Fixed Income Investor Presentation Spring 2026

Cautionary Statement Information Current as of February 19, 2026 (except as expressly noted) Except as expressly noted, the information in this presentation is current as of February 19, 2026 – the date on which Puget Energy, Inc. (“PE”) and Puget Sound Energy, Inc. (“PSE” and, together with PE, “Puget”) filed their Annual Report on Form 10-K for the year ended December 31, 2025 – and should not be relied upon as being current as of any subsequent date. Puget undertakes no duty to update the presentation, except as may be required by law. Forward-Looking Statements Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of PE’s 5-year Plan and related future capital expenditures; statements regarding the outcome of any legal or regulatory proceeding; as well as other statements containing words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “intends,” “projects,” “should,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including – but not limited to – the costs of compliance with regulatory and environmental laws, changes in capital market conditions, reduction in demand, low wholesale prices, operational risks, hydro and wind conditions, wildfire risk, disruption in fuel supply, and unscheduled power outages, which may result in unanticipated operating, maintenance, and repair costs. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this presentation are based on information available to Puget on the date hereof and such statements speak only as of the date hereof. Puget assumes no obligation to update any such forward- looking statement. Reference is also made to the risks and uncertainties listed in Puget’s most recent Annual Report on Form 10-K and Puget’s reports on Forms 8-K and 10-Q filed with the United States Securities and Exchange Commission (the “SEC”). Disclaimer This presentation is confidential and for your information only and is not intended to be distributed to or reviewed by anyone other than you. This presentation does not constitute an offer to sell, or a solicitation of an offer to buy any securities. Non-GAAP Financial Measures In addition to U.S. GAAP financial measures, this presentation includes certain non-GAAP financial measures, including Adjusted Net Income and Adjusted ROE. See the reconciliation of GAAP to non-GAAP measures for Adjusted Net Income that is provided in the appendix to this presentation. 2

Company overview 3

Puget Team Members Jamie Martin Jon Piliaris Cara Peterman Senior Vice President & Vice President Chief Risk Officer & Chief Financial Officer Regulatory Affairs Corporate Treasurer 4

Key Credit Highlights

- **Pure Play Vertically Integrated Utility**
  - Puget Energy ("PE") owns Puget Sound Energy ("PSE"), Washington's oldest and largest investor-owned utility, providing 99% of PE's revenue and serving 1.26 million electric customers and 883K natural gas customers[1]
- **Constructive Regulatory Environment**
  - PSE operates in a constructive regulatory environment, as evidenced by approvals of many of PSE's 2025 dockets, including the 2026 variable power cost filing and Climate Commitment Act ("CCA") cost recovery
- **Clean Energy Leader**
  - PSE is a clean energy leader with 46% owned and contracted renewables[1], with continued focus on the clean energy transition supported by Washington's Clean Energy Transformation Act ("CETA")
- **Trusted by Customers, Focused on Affordability**
  - Escalent rates PSE as the number one trusted utility in the West
  - In 2026, nearly $290M is earmarked for low-income assistance[2]
- **Wildfire Risk Mitigation Progress Continues**
  - PSE's focus on wildfire risk mitigation includes expanded situational awareness, operational mitigations and a growing system hardening program
- **Committed to Investment Grade Ratings**
  - Committed to investment grade ratings, with all ratings agencies having affirmed or acknowledged PSE's and PE's investment grade ratings with stable outlooks in February 2026

[1]Puget Annual Report on Form 10-K filed for 2025
[2]WUTC docket numbers: UE-250880 and UG-250881

5

PugetEnergy

Puget Energy Overview

- Owns Washington state's oldest and largest electric and natural gas utility, Puget Sound Energy
- PSE is a regulated investor-owned utility serving 1.26M electric customers and 883K gas customers in 10 counties, covering approximately 6,000 square miles, located primarily in Western Washington[1]
- Undergoing a significant transformation focused on meeting some of the most ambitious clean energy laws in the nation, while continuing to provide safe, reliable and affordable service



WHATCOM
SKAGIT
SNOHOMISH
KING
KITSAP
KITTITAS
PIERCE
THURSTON
LEWIS
Seattle

7.98 GW	~27,000	~28,000	~3,400
Generating capacity[1] (owned & contracted) 46% renewable, 45% natural gas, 9% coal[2]	Miles of electric transmission and distribution lines[3]	Miles of natural gas pipeline and service lines[4]	Full-time equivalent employees[1]

6

[1]*Puget Annual Report on Form 10-K filed for 2025*
[2]*PSE customers no longer receive coal-generated energy following the transfer of Colstrip Units 3 & 4 to NorthWestern Energy on January 1, 2026, and the expiration of the Centralia coal transition contract in late 2025*
[3]*Pre-filed direct testimony of Matt Steuerwalt, PSE-Exh-MS-1T-02-27-26*
[4]*Pipeline mileage figures are based on PHMSA annual reporting forms, filed in March 2025*

PugetEnergy

Puget Energy Ownership 1 Ownership % Owner Since Ontario Municipal Five of the six owners are pension Employees Retirement 23.9% Apr 2019 funds System British Columbia Owners review and approve PSE’s five- Investment 20.9% Feb 2009 year plan annually and are supportive of Management PSE’s capital strategy Macquarie Asset Feb 2022 15.8% 2 (Feb 2009-April 2019 ) Management Owners are committed to maintaining a strong balance sheet with investment Ontario Teachers’ 15.8% Feb 2022 Pension Plan grade ratings, as evidenced by a $293 million equity injection in 2024 Alberta Investment Management 13.6% Feb 2009 Merger commitments require PE and Corporation PSE to maintain SEC financial reporting PGGM 10.0% Apr 2019 Vermogensbeheer requirements such as filing 10-Ks and 10-Qs 100% 1 Puget Energy is owned through a holding company structure by Puget Holdings LLC. All of Puget Energy's common stock is indirectly 7 owned by Puget Holdings 2 A Macquarie-managed infrastructure fund participated in the take-private transaction in February 2009 and held its interest through April 2019. In February 2022, a separate Macquarie-managed fund acquired a minority stake in PSE

Business updates 8

2025 was a strong year for regulatory outcomes, CETA progress, financial performance, and customer focus

Regulatory Outcomes

- **The WUTC approved more than $1.3B in cost recovery** across multiple proceedings including a GRC, Electric CCA, Power Cost Adjustments and Covid Bad Debt
- New WUTC Chair Brian Rybarik was appointed, bringing a mix of private and public experience, including in utilities and technology

Clean Energy Progress

- **1,372 MW** PPAs for clean energy signed
- **700 MW** Centralia tolling agreement
- **330 MW** BESS tolling agreements
- **248 MW** Beaver Creek construction completion
- **220 MW** PSE-owned wind FID
- **142 MW** Appaloosa construction start
- **31 MW** Long-term DERs

Financial Performance

- 2025 financial performance was strong, including an **earned ROE of 7.7%, the highest in five years**
- PSE received **$91.5M** from its sales of Investment Tax Credits from the Beaver Creek Wind facility
- PSE and PE each issued bonds, totaling **$1.1B**
- PSE continued to prudently invest capital, **including investing $1.8B in 2025**

Customer Focus

- Nearly **$290M** of low-income assistance[1] earmarked for 2026
- **#1 most trusted utility** in the West and #3 most trusted in North America by Escalent
- **Grid Innovator of the Year** by Grid Forward
- **Most trusted gas utility** business in the West region by J.D. Power
- **Finalist: Utility Brand of the Year**, CHARGE Awards North America 2026

9

[1]WUTC docket numbers: UE-250880 and UG-250881

PugetEnergy

2025 Key Regulatory Proceedings

- **2024 General Rate Case**
  - In January 2025, the WUTC approved PSE's General Rate Case, authorizing a $660M rate increase, representing over 80% of PSE's request
- **Electric CCA**
  - In July 2025, the WUTC approved recovery of obligations under the CCA that were not otherwise covered by no-cost allowances, totaling $86.2M for 2023, 2024, and a prorated amount for 2025
- **Accelerated Recovery of 2025 PCA Under-Collection**
  - In September 2025, the WUTC approved PSE's Annual Power Cost review filing, allowing PSE to accelerate the collection of $93.5M in projected under-collection over a 15-month period
- **Pandemic Related Bad Debt Collection**
  - In September 2025, the WUTC approved recovery of $27.5M related to pandemic -related unpaid customer balances
- **2026 Variable Power Cost Filing**
  - PSE filed for the recovery of $709M of incremental variable power costs resulting in an increase in rates of $748M, or system average 20.5%. These amounts include the full cost of compliance associated with the CCA program, projected to be roughly $259M in 2026. PSE also filed to return the value of no-cost allowances associated with PSE's estimated cost of 2026 CCA electric obligations, equal to the $259M previously filed as part of the variable power cost update, plus an estimated true-up for projected amounts in 2025. In December, the Commission approved PSE's filings without modification, resulting in an incremental revenue increase of approximately $400M, inclusive of the return of no-cost allowances and several true-ups
- **Colstrip**
  - By law, PSE was required to remove coal from rates by the end of 2025, except for ongoing decommissioning and remediation expenses. PSE filed to recover $57M in 2025, which was being recovered during the litigation of its filing. In December 2025, the Commission disallowed approximately $7M in revenue estimated to be recovered subject to refund during calendar year 2025. PSE intends to use proceeds from previously-generated production tax credits to address the remaining costs not otherwise allowed to be recovered in rates beyond 2025
- **Elimination of Power Cost Adjustment Mechanism Sharing Bands**
  - In July 2025, PSE filed to modify its power cost adjustment mechanism ("PCAM") such that the mechanism would operate more like pass-through mechanisms that are more common throughout the country. The PCAM currently requires the company to absorb the first $17M of power forecast variances and share increasing amounts of these variances with customers as they grow relative to a baseline set each year. Parties universally opposed PSE's proposal in filings made in January 2026, arguing that PSE will not have an incentive to control its power costs without the sharing requirements. On February 23, 2026, the UTC dismissed PSE's request on procedural, not substantive, grounds. PSE has refiled its proposal anew as part of the recently filed GRC

WUTC docket numbers: UE-240004 & UG-240005 (2024 GRC); UE-250321 (Electric CCA); UE-250318 (2025 PCA Under-Collection); UE-250648 & UG-250649 (Pandemic Bad Debt); UE-250901 & UE-240757 (2026 Variable PC Filing); UE-240729 (Colstrip); UE-250537 (PCAM Sharing Bands)

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PugetEnergy

2026 GRC Filing Key Assumptions PSE filed its next General Rate Case on February 27, 2026; themes include: Safe and reliable energy delivery Generation investments in support of CETA and to address dispatchable capacity needs Programs to help customers most in need manage their energy burden Multi-Year Rate Plan Incremental Cash Flow Requests 2027 2028 2029 2027-2029 ($ in millions) CWIP in rate base for certain renewable and Electric Revenue Increase $625 $179 $432 $1,236 capacity investments Rate Increase % 15.2% 3.7% 8.7% Accelerated depreciation for certain gas assets Return on certain PPAs at the authorized, full Gas Revenue Increase $192 $49 $58 $299 WACC Rate Increase % 14.2% 3.2% 3.6% Updated power costs and retention of annual PCA updates Authorized ROE / 10.8% / 50% Equity Ratio 2026 General Rate Case filed 2026 GRC Hearing Rate Order Due New rates go into effect 1Q26 2Q26 3Q26 4Q26 1Q27 Prehearing conference Intervenor response testimony filed PSE rebuttal testimony filed 11

PSE is focused on reducing the energy cost burden in Washington State

- PSE's electric rates outpace peers in Washington due to the scale and pace of the CETA transition. Recent increases in rates include:
  - 2026 rate year for base rates
  - Increases in power costs for additional natural gas generation contracts to replace previous coal-fired generation, new CETA resources, and modifications to forecasting methodologies
  - Electric CCA cost to purchase carbon obligation for 2023-2026
- PSE's gas rates are in line with peers as moderate gas prices help minimize rising costs
- Nearly $290M earmarked for bill assistance[1] to low-income customers in 2026 to keep customer energy burden below 6%

Electric Customer: Typical Monthly Bill at 800 kWh[2]


$180.00
$150.00
$120.00
$90.00
$60.00
$30.00
$-
$91.39
$96.80
$98.23
$106.84
$122.58
$124.08
$128.59
$130.47
$159.46
LEWIS PUD
SNOHOMISH PUD
TACOMA POWER
AVISTA (WA)
JEFFERSON PUD
SEATTLE CITY LIGHT
GRAYS HARBOR PUD
PACIFICORP (WA)
PSE

PSE Low Income Assistance Programs[1]

Row	Program	ELECTRIC	GAS	Combined E&G
1	Low Income	$134.6M	$31.7M	$166.3M
2	Bill Discount Rate	$45.1M	$10.6M	$55.6M
3	Conservation	$14.6M	$2.0M	$16.6M
4	Community Solar	$0.7M		$0.7M
5	CCA Low Income Credit		$10.3M	$10.3M
6	CCA Low Income Decarbonization		$14.8M	$14.8M
7	LIHEAP (Federal)	$9.7M	$1.9M	$11.6M
8	Warm Home Fund (Donations-based)	$0.9M	$0.3M	$1.2M
9	Other Pledges	$5.6M	$1.6M	$7.2M
10	PSE Targeted Electrification Pilot - Low Income	$1.8M	$1.8M	$3.6M
12	**Total Annual Low Income Program Spending**	**$213.1M**	**$74.9M**	**$287.9M**

Gas Customer: Typical Monthly Bill at 68 Therms[2]


$150.00
$120.00
$90.00
$60.00
$30.00
$-
$85.03
$86.47
$103.77
$108.19
$115.01
$134.21
AVISTA (WA)
NW NATURAL (WA)
ENUMCLAW
PSE
CASCADE (WA)
ELLENSBURG

[1]WUTC docket numbers: UE-250880 and UG-250881
[2]WA electric and gas bills as of January 30, 2026, based on published rates

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PugetEnergy

Various energy assistance (EA) programs reduce energy burden (EB) to 4.7% for recipients Impact of EA on Median EB among all EA Recipients 16% 13.9% 14% 13.3% 12% 10.4% 9.5% 10% 9.0% 8.8% 7.9% 7.8% 7.7% 8% 7.1% 7.4% 6.8% 6.8% 6.2% 5.5% 6% Energy 6% 4.7% Burden Threshold 4% 2% 0% All Assistance LIHEAP PSE HELP Bill Discount CCA Low Community Warm Home Low Income Rate Income Credit Solar Fund Weatherization EB before assistance EB after assistance Source: Pre-filed direct testimony of Troy Hutson, PSE-Exh-TAH-1T-02-27-2026 13 Median Energy Burden

Washington and PSE electric rates are lower than several large East- and West-coast utilities 1 RESIDENTIAL ELECTRICITY PRICE BY STATE (2000-2024) 2 2 $159.46 $253.73 2 2 $150.60 $213.52 2 2 $367.80 $166.18 2 2 $305.40 $111.46 Historic from SEDS and EIA (2000-2024) Highest average East Coast Highest average West Coast 1 EPRI, The Energy Wallet: Figure 9, August 18, 2025 14 2 Typical monthly residential electric bill at 800 kWh, based on current published company rates

Several ad campaigns are underway demonstrating the value PSE delivers and support for lowering bills Upcoming ad campaign focuses on demonstrating the value of our Our current campaigns show customers how they can take control of their investments and communicating the work that happens behind the energy use and lower their bills with assistance programs and easy-to-use scenes to power homes and businesses across the region. tools. They also highlight our commitment to improving reliability and making responsible investments in the future of the energy system. Customer value campaign began running Energy awareness campaign ads are “Our promise to you” ads are on TV, digital video platforms, radio and running on streaming video platforms, running on TV, social media Nextdoor social media in February 2026 radio and social media throughout Q1 and YouTube throughout Q1 2026 2026 15

Washington State Legislative Update Current law requires PSE to submit a wildfire risk mitigation plan to the WUTC, and requires the WUTC to approve, deny, or approve with conditions investor-owned utility wildfire risk mitigation plans. PSE anticipates filing its next plan in 2026 Wildfire Risk Mitigation HB 2275 was proposed in the 2026 session and would establish a wildfire liability fund with unclear funding Legislation obligations subject to the creation of a new state council. The bill did not advance from its original committee and is not expected to move forward during the current session, which runs through early March. The prime sponsor has signaled an interest in convening stakeholders for further discussions later in 2026 In March 2025, King County Superior Court overturned Initiative 2066, reinstating a law passed in 2024 Other Policy dealing with utility planning, and reinstating the state’s building codes which severely inhibit gas in new Issues construction. The ruling was appealed to the Washington State Supreme Court, which heard the case January 22, 2026. A decision is not expected until sometime later in 2026 In 2025, the Washington State Legislature took a significant shift left. Democrats control both houses with a 59–39 majority in the House of Representatives and a 30–19 majority in the Senate. Democrats also hold the Governor’s Mansion with Governor Bob Ferguson (D) serving his first year in this office Washington • The Washington State Legislature passed what's described as the largest tax increase in state history State Legislature during its 2025 legislative session. Despite passing this tax increase, the most recent state revenue forecast shows a projected budget deficit for the remainder of the 2025-2027 fiscal years that lawmakers must find a way to remedy. Lawmakers are looking at a variety of new revenue sources with a variety of possible impacts to PSE and its customers 16

Focus on achieving CETA 2030 mandates ≫≫ 2025 2030-2033 2045 Coal-free 80% clean electricity/ 100% 1 electricity 100% carbon neutral clean electricity NOTABLE UPDATES PSE signed PPAs representing 1,372 MW of clean energy in 2025 Completed construction of Beaver Creek Wind farm in Montana, it became fully operational in August 2025, with an initial nameplate capacity of 248 MW of clean energy Began construction on Appaloosa Solar Project in SE Washington, capable of generating 142 MW of clean energy PSE needs 2,935 GWh of additional CETA eligible energy to meet the 80% clean energy requirement in 2030, with compliance measured over 2030– 2 2033 PSE issued a 2026 RFP seeking capacity and clean resources coming online between 2028 and 2032 1 PSE customers no longer receive coal-generated energy following the transfer of Colstrip Units 3 & 4 to NorthWestern Energy 17 on January 1, 2026, and the expiration of the Centralia coal transition contract in late 2025 2 Puget Sound Energy, 2026 Voluntary Utility-Scale RFP press release (company website)

Wildfire Risk Overview

PSE specific considerations

- PSE refined its high fire threat (HFT) modeling in 2025 following continued deployment of Technosylva wildfire risk models, which integrated new fuels and weather data
  - PSE risk assessment also included ingress/egress considerations, field feedback and other factors
  - Resulting set of high fire threat circuits and lines received prioritized pre-season inspections & repairs
- Approximately 2.3% of customers are served by high fire threat circuits (~30,000 customers)
- Approximately 9% of the overall PSE overhead system and about 1% of the underground distribution system are located in high fire-threat areas.
  - 725 miles of overhead distribution circuits
  - 209 miles underground distribution circuits
  - 362 miles of overhead transmission lines



PSE Conductor
HFT Risk Assessment
Very Low
Low
Moderate
High
PSE PUGET SOUND ENERGY
2025 High Fire Threat Focus Infrastructure
Pre-HFT Season Patrol List V. 2.3
Property of Puget Sound Energy
GIS Department
355 110th Ave NE, Bellevue, WA, 98004
NAD 1983 HARN StatePlane Washington North FIPS 4601 Feet

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Source: June 5, 2025, WUTC Recessed Open Meeting

PugetEnergy

2026 Wildfire Risk Management Select Areas of Focus Annual static risk model (HFT Index) Annual wildfire risk ranking by our wildfire consultant, Technosylva Uses 20-year fire-weather data overlaid on PSE assets Circuits are grouped by risk: high, moderate, low, very low HFT index scores showed minimal change from 2025 to 2026 2026 WRM circuit/line prioritization Increased program maturity in 2026 builds on 2025 HFT prioritization and expands scope: All 2025 priority circuits/lines Targeted Moderate Fire Threat (MFT) circuits Wildland Urban Interface (WUI) circuits Circuits with wire-down outage history Canopy- vs. ground-fuel ignition risk focus 2026 planned actions Prioritization directly guides 2026 wildfire readiness actions: Pre-season inspections and repairs Enhanced Powerline Setting (EPS) deployment Targeted public awareness campaigns 19

Wildfire Mitigation Initiatives and Progress

Initiative	Accomplished in 2024	Accomplished in 2025	2025-2026 TARGET[1]
Overhead hardening Increasing the resilience of our overhead infrastructure through conductor upgrades and the installation of covered conductor.	12.6 MILES	12.3 MILES	23.4 MILES
Pole replacements Distribution and transmission pole assessment/replacement based on asset condition inspections.	613 POLES	815 POLES	619 POLES
Undergrounding Overhead to underground conversions and new underground installations to reduce the risk of overhead ignitions.	1.9 MILES	5.4 MILES	16.6 MILES
Pre-season inspections, repairs, and vegetation management Annual, prioritized inspections of HFT circuits/lines for enhanced vegetation management and asset inspection/repair actions.	976 MILES	1087 MILES	1432 MILES
High-definition A.I. smoke detection camera installation	6 CAMERAS	9 CAMERAS	16 CAMERAS
Weather station installation	22 STATIONS	18 STATIONS	40 STATIONS
GridScope (High Impedance Fault & Down-Wire Detection) device installation	250[2] DEVICES	969 DEVICES	N/A[2] DEVICES

OPERATIONAL MITIGATIONS

- Enhanced Powerline Settings and seasonal Trans. recloser disablement
- Public Safety Power Shutoff operational and communications procedures
- Remote sensing and forest health assessment for vegetation management
- Updates to PSE.com outage map to support PSPS communications
- Technosylva real-time and historical fuel & weather risk modeling
- Integration of a PSE meteorologist and Wildfire Liaison Managers (x2)
- Targeted expansion of field protective devices
- Coordination with local first response agencies

20

[1]PSE Wildfire Mitigation Plan dated October 31, 2024; Pre-filed Direct Testimony of Ryan Murphy (Exh. RM-1T)
[2]PSE Wildfire Mitigation Plan did not include Gridscope targets as technology was still in pilot phase in 2024

PugetEnergy

Financial updates 21

PSE Revenue and Adjusted Net Income 1 Revenue Adjusted Net Income and Adjusted ROE ($ in millions) ($ in millions) 1 Authorized ROE to 2025 Adjusted ROE Adjusted Net income and Adjusted 1 ROE results in 2025 were primarily driven by higher power costs, capital related items, Colstrip closure disallowances and below-the-line expenses 1 Adjusted Net Income and Adjusted ROE are non-GAAP financial measures because each measure excludes unrealized gain (loss) on derivative 22 instruments. Adjusted ROE refers to PSE's return on AMA equity. See non-GAAP financial measures disclaimer in “Cautionary Statements” and reconciliation in the appendix to this presentation; Puget Annual Report on Form 10-K filed for 2025

Growing Capex to Support System Safety, Reliability, and Clean Energy 1 2026-2030 capital expenditures Historical and Projected Capital Expenditures (PE) are focused on: ($ in millions) Actual Projected Reliability and resiliency System safety Clean generation resources Capacity resources Grid modernization and automation Wildfire mitigation The new capital expenditure projection for 2025-2027 is $776 million higher (13%) as compared to prior forecast disclosed in the 2024 10-K 1 Excluding equity AFUDC; Puget Annual Report on Form 10-K filed for 2025 23

Credit Ratings and Outlooks All rating agencies affirmed or acknowledged PSE and PE credit ratings with stable outlooks in February 2026 Agencies acknowledged a constructive Washington regulatory environment, including the 2024 GRC outcome, progress on wildfire risk mitigation, PSE’s increasing capital program to support reliability, resiliency, and Washington’s clean energy laws, and sales of investment tax credits in 2025 to support the capital program Agencies noted the volatility in power costs and associated under-recovery as a driver of 2025 metric underperformance for Moody’s and Fitch and noted the company’s efforts to seek changes to the PCA sharing bands Puget Sound Energy Credit Ratings Puget Energy Credit Ratings Corporate Sr. Secured Outlook Corporate Sr. Secured Outlook BBB A- Stable BBB- BBB- Stable Baa1 A2 Stable Baa3 Baa3 Stable BBB+ A Stable BBB- BBB Stable 24

Manageable Debt Profile, Ample Liquidity In March 2025, PE issued $600M 5.725% 10-year senior secured notes In September 2025, PSE issued $500M 5.598% 30-year senior secured notes PSE sold $91.5M in Investment Tax Credits (“ITCs”) in December 2025, representing a partial sale of credits generated from the Beaver Creek Wind farm, which began commercial operations in August 2025 We finance the companies using internally generated cash flows, proceeds from ITC sales, debt, and owner’s equity Debt Maturity Profile (12/31/2025) Liquidity Profile (12/31/2025) ($ in millions) ($ in millions) Capitalization (12/31/2025) $ in millions PSE PE Long-term Debt $6,458 $8,525 Equity $6,205 $5,707 25 Total Capitalization $12,663 $14,232

Concluding Takeaways Pure Play Vertically Integrated Utility Constructive Regulatory Environment Clean Energy Leader, Supported by State Policy Trusted by Customers, Focused on Affordability Wildfire Risk Mitigation Progress Continues Committed To Investment Grade Ratings 26

Appendix 27

PSE leadership team

Name and role	Photo	Comments
Mary Kipp President & CEO		• Joined PSE in 2019 • 20+ years of industry experience • Previously president and CEO at El Paso Electric
Matt Steuerwalt SVP, External Affairs		• Joined PSE in 2023 • 20+ years of experience in public policy and government relations
Michelle Vargo SVP of Energy Operations		• Joined PSE in 2023 • Previously served as Chief Operating Officer at Seattle City Light
Craig Pospisil SVP, Chief Development Officer		• Joined PSE in 2023 • 20+ years of industry experience • Previously served as VP of Wind Development at Terra-Gen

Name and role	Photo	Comments
Jamie Martin SVP and Chief Financial Officer		• Joined PSE in 2024 • 20+ years industry experience • Previously served as VP of Business Finance and Planning at PG&E
Lorna Luebbe SVP, Chief Sustainability Officer and General Counsel		• Joined PSE in 2002 • 20+ years industry experience • Previously PSE's assistant general counsel and director of Environmental Services
Aaron August SVP, Chief Customer and Transformation Officer		• Joined PSE in 2023 • Previously served as VP of utility partnerships and innovation at PG&E

28

PugetEnergy

PSE leadership team, cont. Name and role Photo Comments Name and role Photo Comments Josh Jacobs • Joined PSE in 1998 Jon Piliaris • Joined PSE in 2008 VP, Clean Energy VP, Regulatory Affairs • Previously served as PSE’s • 30+ years of industry Strategy and Planning director of Generation and experience Transmission development • Previously served as PSE’s • Led PSE’s customer director of Regulatory Affairs transformation effort Kim Collier • Joined PSE in 2016 Simon Upton • Joined PSE in 2023 VP and Chief Human Chief Information • 15+ years of industry • Previously served as COO Resources Officer Officer experience and CIO at Solomon Partners and Credit Suisse • Previously served as Deputy Director of Seattle Public Utilities Ryan Murphy • Joined PSE in 2006 VP, Gas and Electric • 25+ years of industry Operations experience • Previously served as PSE’s Director of Electric Operations 29

WUTC Commissioners

- The Washington Utilities and Transportation Commission ("WUTC") is a three-member commission appointed by Washington's governor and confirmed by the state senate for 6-year terms
- In January 2025, Brian Rybarik was appointed chair of the WUTC, replacing outgoing chair David Danner
- Ann Rendahl's term ends on January 1st 2027; she is currently the incoming chair of the National Association of Regulatory Utility Commissioners ("NARUC")

Name, party, role, and tenure	Photo	Biography
Brian Rybarik (D) Chair 2025-2031		• Appointed by Gov. Bob Ferguson in Jan. 2025 • Most recently held leadership roles in supply chain integrity, energy, and sustainability at Microsoft • Previously held various legal and leadership roles at the MidAmerican Energy Company, Midcontinent Independent System Operator and Public Service Commission of Wisconsin
Ann Rendahl (D) Commissioner 2015-2027		• Previously served as the Director of Policy and Legislation for the WUTC (beginning 2010) • Extensive experience with the WUTC including stints as an administrative law judge, administrative law director and assistant attorney general • Rendahl's second term, which the state Senate confirmed in March 2022, expires on January 1, 2027
Milt Doumit (R) Commissioner 2022-2029		• Previously vice president of Pacific Northwest State Government Affairs for Verizon Communications • Served as chief of staff in the Washington Attorney General's Office and in roles supporting and representing the Washington State Senate

30

PugetEnergy

Historical GRC Outcomes In the final 2024 GRC Order, the WUTC acknowledged the importance of the Company’s financial health and approved more than 80% of the requested revenue increase $’s in millions 2025 Total 2026 Total Grand Total PSE Request (Rebuttal) $591.2 $221.6 $812.8 Approved $436.4 $224.4 $660.8 % Approved 74% 101% 81% Total Authorized Rate Base $9,666 $10,769 N/A The two most recent rate case outcomes have resulted in $1B+ in incremental revenue, more than the cumulative amount authorized from the prior eight rate cases 31

WA State Government State government Executive Branch officials Governor: Bob Ferguson (D) Attorney General: Nick Brown (D) Commissioner of Insurance: Patricia Kuderer (D) Public Lands Commissioner: Dave Upthegrove (D) Legislature Democrat Senate Majority: 30 – 19 Democrat House Majority: 59 – 39 Senate Energy Chair: Sharon Shewmake (D) 32

Non-GAAP Financials Reconciliation of PSE Net Income and ROE Numbers is Provided Below Line ($ in millions) 2020 2021 2022 2023 2024 2025 1 Net Income $274 $336 $491 $131 $346 $459 2 Unrealized (gain) loss on derivative instruments, net 27 (14) (261) 284 (34) 0 3 After tax impact (line 2 * (1-21%)) 21 (11) (206) 225 (27) 0 4 Adjusted net income (line 1+line 3) $295 $325 $285 $356 $319 $459 5 Average of monthly average (“AMA”) equity $4,297 $4,471 $4,632 $4,954 $5,431 $5,930 6 Adjusted ROE (line 4/line 5) 6.9% 7.3% 6.1% 7.2% 5.9% 7.7% u Net Income excluding after-tax unrealized gains and losses on derivative instruments is a metric that more appropriately reflects the true financial performance of the company across the years at it neutralizes the volatility of energy derivatives u Adjusted ROE refers to PSE's return on AMA equity u We believe that our return on AMA equity is a suitable metric for comparing return on equity (“ROE”) across periods and is a relevant metric for assessing and evaluating ROE performance against our authorized regulated ROE. The AMA equity is not intended to represent the regulated equity and is a metric for evaluating the average equity invested over a period of time 33